                               JOHN HANCOCK FUNDS
 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                     SPECIAL
                                      VALUE
                                      FUND


                                  ANNUAL REPORT

                                December 31, 1995

                               CHAIRMAN'S MESSAGE

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                                    Chairman
                              DENNIS S. ARONOWITZ*
                            RICHARD P. CHAPMAN, JR.*
                              WILLIAM J. COSGROVE*
                                 GAIL D. FOSLER*
                                  BAYARD HENRY*
                               RICHARD S. SCIPIONE
                               EDWARD J. SPELLMAN*
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                                    President
                                THOMAS H. DROHAN
                       Senior Vice President and Secretary
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                       Vice President, Assistant Secretary
                             and Compliance Officer
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                                 89 SOUTH STREET
                           BOSTON, MASSACHUSETTS 02111

                                 TRANSFER AGENT
                   JOHN HANCOCK INVESTOR SERVICES CORPORATION
                                  P.O. BOX 9116
                        BOSTON, MASSACHUSETTS 02205-9116

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                            INVESTMENT SUB-ADVISER
                          NM CAPITAL MANAGEMENT, INC.
                       6501 AMERICAS PARKWAY SUITE 950
                          ALBUQUERQUE, NM 87110-5372

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                  HALE AND DORR
                                 60 STATE STREET
                           BOSTON, MASSACHUSETTS 02109

                              INDEPENDENT AUDITORS
                                ERNST & YOUNG LLP
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116

DEAR FELLOW SHAREHOLDERS:

[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

The stock market's record-breaking, whirlwind performance in 1995 will be a tough act to follow in 1996. In fact, we've already seen greater market volatility this year, particularly among last year's leaders -- technology stocks. That's to be expected after a year that saw market indexes soar, including the Standard & Poor's 500-Stock Index's 37% advance. While many of the same economic conditions that fostered the stellar 1995 market are still in place -- slow economic growth, muted inflation and decent corporate earnings -- it would be unrealistic to expect the market to stage a repeat in 1996. The old saying "trees don't grow to the sky" comes to mind. Shareholders would do well to temper expectations of investment returns and perhaps revisit their investment allocations with their financial advisor to determine if rebalancing their portfolio makes sense.

   No matter how you scale back your market expectations, you should always be able to count on consistent customer service performance. At John Hancock Funds, we never stop working to find ways to sustain and improve the quality of information and the level of assistance we provide you. Our commitment to this task is no less than John Hancock's loyalty was to his fledgling country when he is said to have uttered, "if it does the public good, burn Boston." We won't go that far, of course, but we share our namesake's dedication to putting the public before all else.

   In our case, that public is you, our shareholders. We take very seriously the role you have entrusted to us, that of helping you achieve your financial goals. Part of that will always involve good customer service. So please do not hesitate to call your Customer Service Representative at 1-800-225-5291 if you have any questions or need information. We take pride in helping you with the same spirit that John Hancock displayed at the dawning of America.

Sincerely,

/s/ EDWARD J. BOUDREAU, JR.
---------------------------
EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                             BY ANGELA BRISTOW, CFA,
                        FOR THE PORTFOLIO MANAGEMENT TEAM

                                  JOHN HANCOCK
                               SPECIAL VALUE FUND

                     FUND MAINTAINS ITS VALUE DISCIPLINE IN
                          FACE OF BOOMING STOCK MARKET


The stock market put in one of its strongest performances in years during 1995, propelled to new highs by a nearly ideal climate of slow, steady growth, muted inflation, declining interest rates and strong corporate earnings.

    As January 1996 begins, John Hancock Special Value Fund approaches its second anniversary. Over the past two years, the Fund's shareholder reports have concentrated on communicating the key aspects of the Fund's unique, long-term value strategy. One of the most important contributors to an investment strategy's success is the degree to which the investment actions taken are consistent with the strategy. We thought this would be a good time to review the investment profile of John Hancock Special Value Fund to see if it reflects the key strategic factors that we identified in our previous communications. In other words, having heard us "talk the talk," let's check to see if we are actually "walking the walk" required to meet our strategic goals.

[A 2 1/2" x 3 1/2" photo of the portfolio management team at bottom right. Caption reads: "The Special Value Portfolio Management Team: Charles Womack
(left), Thomas Christopher (middle) and Angela Bristow (right)."]

LOW PRICE TO BOOK VALUE

As the Fund's name implies, we look for undervalued companies, those that are fundamentally sound with earnings growth potential, but

                                   [CAPTION]
"...WE HAVE BEEN ABLE TO FIND STOCKS... ALMOST TWICE AS INEXPENSIVE AS THE AVERAGE..."

                     JOHN HANCOCK FUNDS - SPECIAL VALUE FUND

[Chart with the heading "Top Five Common Stock Holdings" at top of left hand column. The chart lists five holdings: 1) Cooper Cameron 5.9% 2) Coors 4.7% 3) Horsham 4.5%; 4) Garan 4.4% and 5) Overseas Shipholding Group 4.4%. A footnote below states: "As a percentage of net assets on December 31, 1995."]

whose stocks are mispriced. Historically, one of the best indicators of whether a stock is a good bargain is if it has a low ratio of stock price to book value. To put it in perspective, the Standard & Poor's 500-Stock Index had an average price-to-book ratio of 3.5 times in 1995. Ours averaged 1.6 times in 1995, which means we have been able to find stocks that are almost twice as inexpensive as the average, with good potential for appreciation.

    An excellent example of low price-to-book value at work is Dole Foods, one of the Fund's strongest performers in 1995. Initially added to the Fund at a low
1.3 times book value, Dole's stock price appreciated more than 60% during 1995, driven by a cyclical recovery in banana prices and internal restructuring efforts by Dole management. We believe further gains remain to be realized as the harvest of Dole's restructuring continues.

LOW AVERAGE TURNOVER

Once we have identified a fundamentally undervalued stock, we are willing to hold it for a long time to realize the value we see in the shares. This results in a low rate of average turnover in the Fund, allowing us to maximize the long-term realization of value while minimizing the intermediate costs of managing the Fund. During 1995, the Fund's turnover was 9%. One stock we did take profit on during the year was James River, a key holding since inception of the Fund and the largest holding at the end of 1994. Long the "ugly duckling" of the paper industry, James River turned into a swan in 1995, soaring to a price gain of 85% at its August high.

OUT OF FAVOR

Certainly, the winner in the out-of-favor category for 1995 has to have been our investment in Gibson Greetings. During the year, Gibson's stock priced declined briefly following scathing media reports that dramatically overemphasized the potential for a material deterioration in the company's fundamentals. During that time, we held onto the stock and were rewarded when Gibson's shares later reversed course and rallied after more sober consideration of the company's prospects prevailed. While stock prices are often extremely volatile and difficult to predict over short periods of time, the underlying fundamentals which ultimately determine both asset value and earnings power are far less subject to change. As long as we remain satisfied that the company passes our "margin of safety" comprehensive analysis and that the potential for earnings recovery remains intact, we are quite comfortable holding on and even adding to investment positions in the face of adverse conditions. In the Gibson case, we were satisfied that the company passed our margin of safety test that

                                   [CAPTION]
               "...A LOW RATE OF AVERAGE TURNOVER IN THE FUND..."

                     JOHN HANCOCK FUNDS - SPECIAL VALUE FUND

[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended December 31, 1995." The chart is scaled in increments of 10% from bottom to top, with 40% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 20.26% total return for John Hancock Special Value Fund: Class A. The second represents the 19.11% return for John Hancock Special Value Fund: Class B. The third represents the 30.82% return for the average growth and income fund. The footnote below states: "Total returns for John Hancock Special Value Fund are at net asset value with all distributions reinvested. The average growth and income fund is tracked by Lipper Analytical Services. See following page for historical performance information."]

indicates a company's enduring economic realities. We continue to find Gibson an attractive holding with considerable upside potential based on its strong number three position in the profitable greeting card industry.

TIME IS OUR ALLY

It is said that nature abhors a vacuum. At Special Value Fund, we see the "vacuum" in the special niche created when other investors concentrate their investments in stocks they believe will appreciate in price over very short periods of time. This forces them to ignore stocks which, while they may hold tremendous value and the upside price potential everyone wants, require the one extra ingredient most investors don't have: time.

    The good news is, our strategy gives us the time. The bad news is that we will very often be "out of step" with the crowd, sometimes outperforming, as we did in 1994 when the overall market performance was dismal, sometimes underperforming, as we did in 1995 during the sensational market rally. For the year ended December 31, 1995, the Fund's Class A and Class B shares had total returns at net asset value of 20.26% and 19.11%. By comparison, the average growth and income fund had a total return of 30.82%, according to Lipper Analytical Services.(1) We believe those who understand our strategy and have the ability to invest for the long term will share with us the full potential of this so often unexploited investment "vacuum."

AN OVERLOOKED OIL-SERVICE VALUE

One of our latest additions to the Fund, Cooper Cameron, reflects the traditional value markers of low price to book value, low price to estimates of private market value and a low current price to normalized earnings power. Cooper Cameron is a leader in deep-water, subsea oil and gas well-completion technology, the fastest-growing sector of the offshore oil-service industry. Leadership in this dynamic area, combined with an outstanding management program of internal restructuring, shows the potential to provide surprisingly strong earnings recovery and stock price appreciation as the world's major oil companies seek to add to productive reserves in heretofore undeveloped offshore areas.

-------------------------------------------------------------------------------
(1) Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance would be lower.

    This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

                                   [CAPTION]
"...WE PLAN TO PROCEED AS WE ALWAYS DO, SEEKING THE HIDDEN OPPORTUNITIES..."

                     JOHN HANCOCK FUNDS - SPECIAL VALUE FUND


OUTLOOK FOR 1996

In general, we plan to proceed as we always do, seeking the hidden opportunities to maximize our long-term returns while preserving the integrity of the investment principal entrusted to our care. We hope that the market will experience less concentration of returns in the large-capitalization stocks in 1996 and return to a more normal distribution which would include the small- to mid-capitalization stocks that the Fund emphasizes. In any case, we will remain committed to our philosophy of value and long-term strategy to realize returns, no matter which way the prevailing market winds blow. We remain confident that the hidden asset values and earnings power inherent in our strategic collection of unique value stocks will eventually prevail, rewarding our shareholders over time.

                            A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Special Value Fund. Total return is a performance measure that equals the sum of all dividends and capital gains, assuming reinvestment of these distributions and the change in the price of the Fund's average net assets. Performance figures include the maximum applicable sales charge of 5% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Performance is affected by a 12b-1 plan, which commenced on January 3, 1994 for both Class A shares and Class B shares. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

                            CUMULATIVE TOTAL RETURNS

FOR THE PERIOD ENDED DECEMBER 31, 1995

                                                     ONE      LIFE OF
                                                    YEAR      FUND(1)
                                                   ------     -------
Special Value Fund: Class A                        14.28%     23.13%
Special Value Fund: Class B                        14.11%     22.63%

                          AVERAGE ANNUAL TOTAL RETURNS

FOR THE PERIOD ENDED DECEMBER 31, 1995

                                                     ONE      LIFE OF
                                                    YEAR      FUND(1)
                                                   ------     -------
Special Value Fund: Class A(2)                     14.28%     11.01%
Special Value Fund: Class B(2)                     14.11%     10.78%

                              NOTES TO PERFORMANCE

(1) Class A shares and Class B shares started on January 3, 1994.

(2) The Adviser has undertaken voluntarily to limit the Fund's expenses, including the management fee (but not including the transfer agent fee and the 12b-1 fee), to the extent required to prevent expenses from exceeding 0.40% of the Fund's daily net asset value. Without the limitation of expenses, the average annualized total returns for the one-year period and since inception for Class A shares would have been 13.41% and 10.14%, respectively. The average annualized total returns for the one-year period and since inception for Class B shares would have been 13.24% and 9.91%, respectively.

                    WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Special Value Fund would be worth on December 31, 1995, assuming you have been invested since the day each class of shares started and reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is used often as a measure of stock market performance.

[Special Value Fund
Class A shares

Line chart with the heading Special Value Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the hypothetical $10,000 investment made in the Special Value Fund on January 3, 1994, before sales charge, and is equal to $13,934 as of December 31, 1995. The second line represents the value of the Standard & Poor's 500 Stock Index and is equal to $12,965 as of December 31, 1995. The third line represents the Special Value Fund after sales charge and is equal to $12,313 as of December 31, 1995.

Special Value Fund
Class B shares

Line chart with the heading Special Value Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $13,934 as of December 31, 1995. The second line represents the value of the hypothetical $10,000 investment made in the Special Value Fund on January 3, 1994, before contingent deferred sales charge, and is equal to $12,763 as of December 31, 1995. The third line represents the Special Value Fund after contingent deferred sales charge and is equal to $12,263 as of December 31, 1995.]

                              FINANCIAL STATEMENTS

                     JOHN HANCOCK FUNDS - SPECIAL VALUE FUND

THE STATEMENT OF ASSETS AND LIABILITIES IS THE FUND'S BALANCE SHEET AND SHOWS THE VALUE OF WHAT THE FUND OWNS, IS DUE AND OWES ON DECEMBER 31, 1995. YOU'LL ALSO FIND THE NET ASSET VALUE PER SHARE AS OF THAT DATE.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

ASSETS:
  Investments at value - Note C:
   Common stocks (cost - $25,534,477) ......................         $27,844,901
   Joint repurchase agreement (cost - $1,879,000) ..........           1,879,000
   Corporate savings account ...............................               2,262
                                                                     -----------
                                                                      29,726,163
  Receivable for shares sold ...............................              47,567
  Interest receivable ......................................                 941
  Dividends receivable .....................................              43,110
  Receivable from John Hancock Advisers, Inc. - Note B .....              80,937
  Deferred organization expenses - Note A ..................              67,935
  Other assets .............................................                 171
                                                                     -----------
                    Total Assets ...........................          29,966,824
                    ------------------------------------------------------------
LIABILITIES:
  Payable for shares repurchased ...........................              46,547
  Payable to John Hancock Advisers, Inc. ...................
   and affiliates - Note B .................................              29,321
  Accounts payable and accrued expenses ....................              52,220
                                                                     -----------
                    Total Liabilities ......................             128,088
                    ------------------------------------------------------------
NET ASSETS:
  Capital paid-in ..........................................          27,528,025
  Accumulated net realized gain on investments .............                 191
  Net unrealized appreciation of investments ...............           2,310,424
  Undistributed net investment income ......................                  96
                                                                     -----------
                    Net Assets .............................         $29,838,736
                    ============================================================
NET ASSET VALUE PER SHARE:
  (Based on net asset values and shares of beneficial
  interest outstanding - unlimited number of shares
  authorized with no par value, respectively)
  Class A - $12,844,767/1,236,642 ..........................         $     10.39
================================================================================
  Class B - $16,993,969/1,636,520 ..........................         $     10.38
================================================================================
MAXIMUM OFFERING PRICE PER SHARE *
  Class A - ($10.39 x 105.26%) .............................         $     10.94
================================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.


THE STATEMENT OF OPERATIONS SUMMARIZED THE FUND'S INVESTMENT INCOME EARNED AND EXPENSES INCURRED IN OPERATING THE FUND. IT ALSO SHOWS NET GAINS FOR THE PERIOD STATED.

STATEMENT OF OPERATIONS
Year ended December 31, 1995
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes of $5,468)      $  475,099
  Interest .............................................         121,481
                                                              ----------
                                                                 596,580
                                                              ----------
  Expenses:
   Investment management fee - Note B ..................         140,122
   Distribution/service fee - Note B
     Class A ...........................................          27,771
     Class B ...........................................         107,603
   Transfer agent fee - Note B .........................          61,844
   Registration and filing fees ........................          30,613
   Custodian fee .......................................          29,858
   Printing ............................................          23,024
   Organization expense - Note A .......................          22,560
   Auditing fee ........................................           7,214
   Miscellaneous .......................................             987
   Trustees' fees ......................................             621
                                                              ----------
                    Total Expenses .....................         452,217
                    Less Expenses Reimbursable
                    by John Hancock Advisers, Inc. -
                    Note B .............................        (174,925)
                                                              ----------
                    Net Expenses .......................         277,292
                    ----------------------------------------------------
                    Net Investment Income ..............         319,288
                    ----------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments sold ................         591,659
  Change in net unrealized appreciation/depreciation
   of investments ......................................       2,253,318
                                                              ----------
                    Net Realized and Unrealized
                    Gain on Investments ................       2,844,977
                    ----------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations ..........      $3,164,265
                    ====================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                     JOHN HANCOCK FUNDS - SPECIAL VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                                                                                                   FOR THE PERIOD
                                                                                                                   JANUARY 3, 1994
                                                                                                    YEAR ENDED    (COMMENCEMENT OF
                                                                                                   DECEMBER 31,    OPERATIONS) TO
                                                                                                      1995        DECEMBER 31, 1994
                                                                                                   ------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income .......................................................................    $   319,288       $   51,170
  Net realized gain on investments sold .......................................................        591,659             --
  Change in net unrealized appreciation/depreciation of investments ...........................      2,253,318           57,106
                                                                                                   -----------       ----------
   Net Increase in Net Assets Resulting from Operations .......................................      3,164,265          108,276
                                                                                                   -----------       ----------

DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income
   Class A - ($0.1978 and $0.1687 per share, respectively) ....................................       (194,536)         (49,463)
   Class B - ($0.1215 and $0.1050 per share, respectively) ....................................       (141,070)         (18,717)
  Distributions from net realized gain on investments sold
   Class A - ($0.2115 and none per share, respectively) .......................................       (255,578)            --
   Class B - ($0.2115 and none per share, respectively) .......................................       (335,890)            --
                                                                                                   -----------       ----------
     Total Distributions to Shareholders ......................................................       (927,074)         (68,180)
                                                                                                   -----------       ----------

FROM FUND SHARE TRANSACTIONS -- NET* ..........................................................     19,885,478        7,175,971
                                                                                                   -----------       ----------

NET ASSETS:
  Beginning of period .........................................................................      7,716,067             --
  Initial Investment by John Hancock Advisers, Inc. ...........................................           --            400,000
  Initial Investment by NM Capital Management, Inc. ...........................................           --            100,000
                                                                                                   -----------       ----------
  End of period (including undistributed net investment income of $96 and none, respectively)..    $29,838,736       $7,716,067
                                                                                                   ===========       ==========


THE STATEMENT OF CHANGES IN NET ASSETS SHOWS HOW THE VALUE OF THE FUND'S NET ASSETS HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. THE DIFFERENCE REFLECTS EARNINGS LESS EXPENSES, ANY INVESTMENT GAINS AND LOSSES, DISTRIBUTIONS PAID TO SHAREHOLDERS, AND ANY INCREASE DUE TO REINVESTMENT OF DISTRIBUTIONS IN THE FUND. THE FOOTNOTE ILLUSTRATES THE NUMBER OF FUND SHARES OUTSTANDING AT THE BEGINNING OF THE PERIOD, REINVESTED AND OUTSTANDING AT THE END OF THE PERIOD, FOR THE LAST TWO PERIODS.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                     JOHN HANCOCK FUNDS - SPECIAL VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
* ANALYSIS OF FUND SHARE TRANSACTIONS:

                                                                                                       FOR THE PERIOD
                                                                                                      JANUARY 3, 1994
                                                                           YEAR ENDED                (COMMENCEMENT OF
                                                                          DECEMBER 31,                 OPERATIONS) TO
                                                                             1995                    DECEMBER 31, 1994
                                                                    -------------------------     ----------------------
                                                                     SHARES          AMOUNT       SHARES        AMOUNT
                                                                    ---------     -----------     -------     ----------
CLASS A
  Shares sold ..................................................    1,025,002     $10,116,634     478,011     $4,269,587
  Shares issued to shareholders in reinvestment of distributions       39,907         410,057       4,403         39,080
                                                                    ---------     -----------     -------     ----------
                                                                    1,064,909      10,526,691     482,414      4,308,667
  Less shares repurchased ......................................     (319,719)     (3,191,389)    (49,786)      (445,803)
                                                                    ---------     -----------     -------     ----------
                                                                      745,190       7,335,302     432,628      3,862,864
  Initial Investment by John Hancock Advisers, Inc. ............         --              --        47,059        400,000
  Initial Investment by NM Capital Management, Inc. ............         --              --        11,765        100,000
                                                                    ---------     -----------     -------     ----------
  Net increase .................................................      745,190     $ 7,335,302     491,452     $4,362,864
                                                                    =========     ===========     =======     ==========

CLASS B
  Shares sold ..................................................    1,444,369     $14,296,298     390,508     $3,529,419
  Shares issued to shareholders in reinvestment of distributions       39,383         406,436       1,918         17,065
                                                                    ---------     -----------     -------     ----------
                                                                    1,483,752      14,702,734     392,426      3,546,484
  Less shares repurchased ......................................     (213,668)     (2,152,558)    (25,990)      (233,377)
                                                                    ---------     -----------     -------     ----------
  Net increase .................................................    1,270,084     $12,550,176     366,436     $3,313,107
                                                                    =========     ===========     =======     ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                     JOHN HANCOCK FUNDS - SPECIAL VALUE FUND

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                                                               YEAR ENDED     FOR THE PERIOD JANUARY 3, 1994
                                                                              DECEMBER 31,     (COMMENCEMENT OF OPERATIONS)
                                                                                 1995              TO DECEMBER 31, 1994
                                                                              ------------    ------------------------------
CLASS A
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period ...................................     $  8.99                  $ 8.50(e)
                                                                               -------                  ------
  Net Investment Income ..................................................        0.21(b)                 0.18(b)
  Net Realized and Unrealized Gain on Investments ........................        1.60                    0.48
                                                                               -------                  ------
   Total from Investment Operations ......................................        1.81                    0.66
                                                                               -------                  ------
  Less Distributions:
  Dividends from Net Investment Income ...................................       (0.20)                  (0.17)
  Distributions from Net Realized Gain on Investments Sold ...............       (0.21)                   --
                                                                               -------                  ------
   Total Distributions ...................................................       (0.41)                  (0.17)
                                                                               -------                  ------
  Net Asset Value, End of Period .........................................     $ 10.39                  $ 8.99
                                                                               =======                  ======
   Total Investment Return at Net Asset Value (d) ........................       20.26%                   7.81%(c)
   Total Adjusted Investment Return at Net Asset Value (a) ...............       19.39%                   7.30%(c)

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted) ..............................     $12,845                  $4,420
  Ratio of Expenses to Average Net Assets ** .............................        0.98%                   0.99%*
  Ratio of Adjusted Expenses to Average Net Assets (a) ...................        1.85%                   4.98%*
  Ratio of Net Investment Income to Average Net Assets ...................        2.04%                   2.10%*
  Ratio of Adjusted Net Investment Income (Loss) to Average Net Assets (a)        1.17%                  (1.89%)*
  Portfolio Turnover Rate ................................................           9%                    0.3%
  **Expense Reimbursement Per Share ......................................     $  0.09(b)               $ 0.34(b)

THE FINANCIAL HIGHLIGHTS SUMMARIZES THE IMPACT OF THE FOLLOWING FACTORS ON A SINGLE SHARE FOR THE PERIOD INDICATED: NET INVESTMENT INCOME, GAINS (LOSSES), DIVIDENDS AND TOTAL INVESTMENT RETURN OF THE FUND. IT SHOWS HOW THE FUND'S NET ASSET VALUE FOR A SHARE HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. ADDITIONALLY, IMPORTANT RELATIONSHIPS BETWEEN SOME ITEMS PRESENTED IN THE FINANCIAL STATEMENTS ARE EXPRESSED IN RATIO FORM.


                      SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                     JOHN HANCOCK FUNDS - SPECIAL VALUE FUND

FINANCIAL HIGHLIGHTS (CONTINUED)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                                                               YEAR ENDED     FOR THE PERIOD JANUARY 3, 1994
                                                                              DECEMBER 31,     (COMMENCEMENT OF OPERATIONS)
                                                                                 1995              TO DECEMBER 31, 1994
                                                                              ------------    ------------------------------
CLASS B
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period ...................................     $  9.00                  $ 8.50(e)
                                                                               -------                  ------
  Net Investment Income ..................................................        0.12(b)                 0.13(b)
  Net Realized and Unrealized Gain on Investments ........................        1.59                    0.48
                                                                               -------                  ------
   Total from Investment Operations ......................................        1.71                    0.61
                                                                               -------                  ------
  Less Distributions:
  Dividends from Net Investment Income ...................................       (0.12)                  (0.11)
  Distributions from Net Realized Gain on Investments Sold ...............       (0.21)                   --
                                                                               -------                  ------
   Total Distributions ...................................................       (0.33)                  (0.11)
                                                                               -------                  ------
  Net Asset Value, End of Period .........................................     $ 10.38                  $ 9.00
                                                                               =======                  ======
   Total Investment Return at Net Asset Value (d) ........................       19.11%                   7.15%(c)
   Total Adjusted Investment Return at Net Asset Value (a) ...............       18.24%                   6.64%(c)

RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (000's omitted) ..............................     $16,994                  $3,296
  Ratio of Expenses to Average Net Assets ** .............................        1.73%                   1.72%*
  Ratio of Adjusted Expenses to Average Net Assets (a) ...................        2.60%                   5.71%*
  Ratio of Net Investment Income to Average Net Assets ...................        1.21%                   1.53%*
  Ratio of Adjusted Net Investment Income (Loss) to Average Net Assets (a)        0.34%                  (2.46%)*
  Portfolio Turnover Rate ................................................           9%                    0.3%
  **Expense Reimbursement Per Share ......................................     $  0.09(b)               $ 0.34(b)

  * On an annualized basis.
(a) On an unreimbursed basis.
(b) On average month end shares outstanding.
(c) Not annualized.
(d) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(e) Initial price to commence operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                     JOHN HANCOCK FUNDS - SPECIAL VALUE FUND

THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY SPECIAL VALUE FUND ON DECEMBER 31, 1995. IT'S DIVIDED INTO TWO MAIN CATEGORIES:COMMON STOCKS AND SHORT-TERM INVESTMENTS. THE COMMON STOCKS ARE FURTHER BROKEN DOWN BY INDUSTRY GROUPS. SHORT-TERM INVESTMENTS, WHICH REPRESENT THE FUND'S "CASH" POSITION, ARE LISTED LAST.

SCHEDULE OF INVESTMENTS
December 31, 1995
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                                                            MARKET
ISSUER, DESCRIPTION                                 NUMBER OF SHARES        VALUE
-------------------                                 ----------------        ------
COMMON STOCKS
AIRCRAFT (7.21%)
  AAR Corp. ..................................           30,000         $   660,000
  Boeing Co. (The) ...........................           10,800             846,450
  Thiokol Corp. ..............................           19,000             643,625
                                                                        -----------
                                                                          2,150,075
                                                                        -----------
BEVERAGES (4.75%)
  Coors (Adolph) Co. Class B .................           64,000           1,416,000
                                                                        -----------
CHEMICALS (1.73%)
  LeaRonal, Inc. .............................           22,500             517,500
                                                                        -----------
DIVERSIFIED OPERATIONS (6.98%)
  Hanson PLC, American Depositary Receipts ...           48,000             732,000
  Horsham Corp. ..............................          100,000*          1,350,000
                                                                        -----------
                                                                          2,082,000
                                                                        -----------
FOODS (9.80%)
  Archer-Daniels-Midland Co. .................           59,445           1,070,010
  Dole Food Co. ..............................           20,500             717,500
  Savannah Foods & Industries, Inc............          100,000*          1,137,500
                                                                        -----------
                                                                          2,925,010
                                                                        -----------
LEISURE & RECREATION (7.26%)
  Outboard Marine Corp. ......................           56,700           1,155,262
  Russ Berrie & Co., Inc. ....................           80,000           1,010,000
                                                                        -----------
                                                                          2,165,262
                                                                        -----------
MACHINERY (3.00%)
  Harnischfeger Industries, Inc. .............           11,700             389,025
  Twin Disc, Inc. ............................           22,200             505,050
                                                                        -----------
                                                                            894,075
                                                                        -----------
OFFICE EQUIPMENT & SUPPLIES (2.14%)
  Cross (A.T.) Co. ...........................           42,300             639,788
                                                                        -----------
OIL & GAS (11.21%)
  Cooper Cameron Corp.** .....................           50,000*          1,775,000
  Daniel Industries ..........................           78,300           1,115,775
  Parker Drilling Co.** ......................           74,200             454,475
                                                                        -----------
                                                                          3,345,250
                                                                        -----------
PAPER (5.47%)
  Crown Vantage, Inc.** ......................            1,140*             16,245
  Gibson Greetings, Inc.** ...................           50,900             814,400
  Glatfelter (P.H.) Co. ......................           30,700             525,738
  James River Corp. of Virginia ..............           11,400             275,025
                                                                        -----------
                                                                          1,631,408
                                                                        -----------
POLLUTION CONTROL (3.13%)
  Calgon Carbon Corp. ........................           77,800         $   933,600
                                                                        -----------
PUBLISHING (2.04%)
  Times Mirror Co. (The) Class A .............           18,000*            609,750
                                                                        -----------
REAL ESTATE (3.20%)
  Castle & Cooke, Inc.** .....................            6,833*            114,458
  Tejon Ranch Co. ............................           58,000*            841,000
                                                                        -----------
                                                                            955,458
                                                                        -----------
RETAIL (8.36%)
  Great Atlantic & Pacific Tea Co., Inc. (The)           29,000*            667,000
  Mercantile Stores Co., Inc. ................           18,000             832,500
  Ross Stores, Inc. ..........................           52,000*            994,500
                                                                        -----------
                                                                          2,494,000
                                                                        -----------
SHOES (3.25%)
  Brown Group, Inc. ..........................           68,000             969,000
                                                                        -----------
TELECOMMUNICATIONS (0.45%)
  ANTEC Corp.** ..............................            7,500*            135,000
                                                                        -----------
TEXTILE (5.61%)
  Delta Woodside Industries, Inc. ............           53,800             356,425
  Garan Inc. .................................           78,000*          1,316,250
                                                                        -----------
                                                                          1,672,675
                                                                        -----------
TRANSPORTATION - SHIP (4.37%)
  Overseas Shipholding Group, Inc. ...........           68,700           1,305,300
                                                                        -----------
UTILITIES (3.36%)
  Destec Energy, Inc.** ......................           73,000*          1,003,750
                                                                        -----------
                TOTAL COMMON STOCKS
                 (Cost $25,534,477) ..........           (93.32%)        27,844,901
                                                         ------         -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                     JOHN HANCOCK FUNDS - SPECIAL VALUE FUND

                                                    INTEREST     PAR VALUE          MARKET
ISSUER, DESCRIPTION                                   RATE     (000'S OMITTED)      VALUE
-------------------                                 --------   ---------------      ------
SHORT-TERM INVESTMENTS
JOINT REPURCHASE AGREEMENT (6.30%)
  Investment in a joint repurchase
   agreement transaction with SBC
   Capital Markets Inc.- Dated 12-29-95,
   Due 01-02-96 (secured by U.S.
   Treasury Bonds, 10.375%
   Due 11-15-12 and 7.50%
   Due 11-15-16) - Note A ..............              5.90%         $ 1,879       $ 1,879,000
                                                                                  -----------
CORPORATE SAVINGS ACCOUNT (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 5.00% ....................................                              2,262
                                                                                  -----------
       TOTAL SHORT-TERM INVESTMENTS ......................            (6.30%)       1,881,262
                                                                    -------       -----------
                  TOTAL INVESTMENTS ......................           (99.62%)     $29,726,163
                                                                    =======       ===========

 * Securities, other than short-term investments, newly added to the portfolio during the year ended December 31, 1995.

**  Non-income producing security

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                          NOTES TO FINANCIAL STATEMENTS

                     JOHN HANCOCK FUNDS - SPECIAL VALUE FUND


NOTE A --
ACCOUNTING POLICIES

John Hancock Capital Series (the "Trust"), is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of two series portfolios: John Hancock Special Value Fund (the "Fund") and John Hancock Growth Fund. The investment objective of the Fund is to seek capital appreciation with income as a secondary consideration by investing primarily in equity securities that are undervalued when compared to alternative equity investments.

    The Trustees have authorized the issuance of two classes of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission. Shareholders of a class which bears distribution/service expenses under terms of a distribution plan, have exclusive voting rights regarding such distribution plan. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis for both financial reporting and federal income tax purposes.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

    The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for effect of expenses that may be applied differently to each class as explained previously.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Fund.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets

                          NOTES TO FINANCIAL STATEMENTS

                     JOHN HANCOCK FUNDS - SPECIAL VALUE FUND


of the respective classes. Distribution/service fees if any, are calculated daily at the class level based on the appropriated net assets of each class and the specific expense rate(s) applicable to each class.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/loss on investments are translated at the rates prevailing at the dates of the transactions.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

ORGANIZATION EXPENSE Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to the Fund's operations ratably over a five-year period that began with the commencement of investment operations of the Fund.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, to the sum of 0.70% of the Fund's average daily net asset value. Pursuant to a subadvisory agreement between the Adviser and an affiliated company of the Adviser, NM Capital Management, Inc. (the "Sub-Adviser"), the Adviser pays the Sub-Adviser 40% of the fee received by the Adviser for managing the Fund. The Fund is not responsible for the sub-advisory fee.

    In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000 and 1.5% of the remaining average daily net asset value.

    The Adviser has agreed to limit Fund expenses, including the management fee (but not including the transfer agent fee and the 12b-1 fee), to 0.40% of the Fund's average daily net assets. Accordingly, for the period ended December 31, 1995, the reduction in the Fund's expenses collectively with any additional amounts not borne by the Fund by virtue of the expense limit amounted to $174,925. The Adviser reserves the right to terminate this limitation in the future.

    The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly-owned subsidiary of the Adviser. For the period ended December 31, 1995, net sales charges received with regard to sales of Class A shares amounted to $234,230. Out of this amount, $20,231 was retained and used for printing prospectuses, advertising, sales literature, and other purposes, $23,541 was paid as sales commissions to unrelated broker-dealers, and $190,458 was paid as sales commissions to personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker-dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro.

                          NOTES TO FINANCIAL STATEMENTS

                     JOHN HANCOCK FUNDS - SPECIAL VALUE FUND


    Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended December 31, 1995, contingent deferred sales charges amounted to $85,005.

    In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution/service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

    The Fund has a transfer agent agreement with John Hancock Investor Services Corp. ("Investor Services"), a wholly-owned subsidiary of The Berkeley Financial Group. Prior to October 1, 1995, the Fund paid transfer agent fees as a class specific expense based on the number of shareholder accounts and certain out-of-pocket expenses. For the nine months ended September 30, 1995 the transfer agent expense, calculated as a class specific expense was $18,656 for Class A and $26,509 for Class B shares, respectively. Effective October 1, 1995 transfer agent expense is a fund expense.

    Messrs. Edward J. Boudreau, Jr and Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The Adviser and NM Capital Management, Inc. own 47,062 and 11,765 Class A shares of beneficial interest of the Fund, respectively. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability is marked to market on a periodic basis and income earned by the investment is recorded on the Fund's books.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term obligations, during the period ended December 31, 1995 aggregated $19,670,125 and $1,671,523, respectively.

    The cost of investments owned at December 31, 1995 (excluding the corporate savings account), for Federal income tax purposes was $27,413,477. Gross unrealized appreciation and depreciation of investments aggregated $3,534,808 and $1,224,384, respectively, resulting in net unrealized appreciation of $2,310,424.

NOTE D --
RECLASSIFICATION OFCAPITALACCOUNTS

During the year ended December 31, 1995, the Fund has reclassified $16,414 from capital paid-in to net investment income. This represents the cumulative amount necessary to report these balances on a tax basis as of December 31, 1995. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles.

                     JOHN HANCOCK FUNDS - SPECIAL VALUE FUND


REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Trustees and Shareholders of
John Hancock Capital Series --
John Hancock Special Value Fund

We have audited the accompanying statement of assets and liabilities of John Hancock Special Value Fund (the "Fund'), one of the portfolios constituting John Hancock Capital Series, including the schedule of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets and financial highlights for the year ended December 31, 1995 and for the period from January 3, 1994 (commencement of operations) to December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of John Hancock Special Value Fund portfolio of John Hancock Capital Series at December 31, 1995, the results of its operations for the year then ended and, the changes in its net assets and financial highlights for the year ended December 31, 1995 and for the period from January 3, 1994 (commencement of operations) to December 31, 1994, in conformity with generally accepted accounting principles.

                                                 /s/ Ernst & Young LLP


Boston, Massachusetts
February 9, 1996


TAX INFORMATION NOTICE (UNAUDITED)

For Federal Income Tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended December 31, 1995.

    The Fund designated a distribution to shareholders $94,695 as long-term capital gain dividends. Shareholders were mailed a 1995 U.S. Treasury Department Form 1000-DIV in January 1996 representing their proportionate share.

    United States Government Obligations: None of the 1995 income earned by the Fund was derived from obligations of the U.S. government or its agencies. The Fund did not have any assets invested in U.S. Treasury bonds, bills, notes or other U.S. Government Agencies at year end.

    With respect to the Fund's ordinary taxable income for the fiscal year ended December 31, 1995, 53.54% of the dividends qualify for the corporate dividends received deduction.

    For specific information on exemption provisions in your state, consult your local tax office or your tax adviser.

[LOGO] JOHN HANCOCK FUNDS                                           Bulk Rate
A GLOBAL INVESTMENT MANAGEMENT FIRM                                U.S. Postage
101 HUNTINGTON AVE BOSTON, MA 02199-7603                              PAID
                                                                   Brockton, MA
                                                                  Permit No. 582



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box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."]


--------------------------------------------------------------------------------
This report is for the information of shareholders of the John Hancock Special Value Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[A recycled logo in lower left hand corner with the caption "Printed on Recycled Paper."]



                                                                 JHD 3700A 12/95
                                                                            2/96